EXHIBIT 10.8

8.5% SECURED NOTE

FOR VALUE RECEIVED, ACS Colorado Corp., a Colorado corporation, and its successors and assigns, (the “Company”) promises to pay to the order of Marsha B. Torbet (the “Holder”) or, the principal sum of $170,000 in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

1. Interest Rate.  The unpaid balance of this Note shall bear interest at the rate of 8.5% per annum, simple interest.  Interest shall be calculated on a 365-day year and the actual number of days in each month.

2. Payment/Maturity Date. Interest and principal on the Note shall be paid in monthly payments of $1,674.06, beginning February 1, 2014.  The total outstanding principal balance hereof, together with accrued and unpaid interest, shall be paid on December 31, 2018.

3. Conversion.

(a) The Holder shall have the option to convert all or any part of the principal amount of this Note, together with all accrued interest thereon in accordance with the provisions of and upon satisfaction of the conditions contained in this Note, into fully paid and non-assessable shares of the common stock of Advanced Cannabis Solutions, Inc., (“ACS”) as is determined by dividing that portion of the outstanding principal balance and accrued interest  under this Note as of such date that the Holder elects to convert by the Conversion Price.  The initial Conversion Price will be $5.00.

(b) No fractional shares of common stock shall be issued upon conversion of this Note, and in lieu thereof the number of shares of common stock to be issued upon each conversion shall be rounded up to the nearest whole number of shares of common stock.

(c) The Holder’s conversion right set forth in this Section may be exercised at any time and from time to time but prior to payment in full of the principal and accrued interest on this Note.

(d) The Holder may exercise the right to convert all or any portion of this Note only by delivery of a properly completed conversion notice on a Business Day to the principal executive offices of ACS.  Such conversion shall be deemed to have been made immediately prior to the close of business on the Business Day of such delivery of the conversion notice (the “Conversion Date”), and the Holder shall be treated for all purposes as the record holder of the shares of common stock of ACS into which this Note is converted as of such date.  For purposes of this Note, a Business Day is any day the Federal Reserve Bank is open.

(e) As promptly as practicable after the Conversion Date, ACS at its expense shall issue and deliver to the Holder of this Note a stock certificate or certificates representing the number of shares of common stock into which this Note has been converted.

(f) Upon the full conversion of this Note, the Company and ACS shall be forever released from all of its obligations and liabilities under this Note.

(g) Holder acknowledges that the shares of common stock issuable upon conversion of this note are “restricted securities,” as such term is defined under the Securities Act.  Holder agrees that Holder will not attempt to pledge, transfer, convey or otherwise dispose of such shares except in a transaction that is the subject of either: (i) an effective registration statement under the Securities Act and any applicable state securities laws; or (ii) an opinion of counsel rendered by legal counsel satisfactory to ACS, which opinion of counsel shall be satisfactory to ACS, to the effect that such registration is not required.  ACS may rely on such an opinion of Holder's counsel in making such determination.  Holder consents to the placement of a legend on the shares of common stock issuable upon the exercise of this Note stating that the shares represented by the certificate have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

(h) The Conversion Price will be proportionately adjusted in the event of any stock split with respect to the common stock of ACS.

(i) If the common stock to be issued on conversion of this Note shall be changed into any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise, the holder of this Note shall, upon its conversion be entitled to receive, in lieu of the common stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder if it had exercised its rights of conversion immediately before such changes.

(j) If at any time there shall be a capital reorganization of the common stock of ACS (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3) or merger of ACS into another corporation, or the sale of properties and assets of ACS as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the Holder of this Note will be entitled to receive the number of shares of stock or other securities or property from the successor corporation resulting from such merger to which the Holder would have been entitled as a result of such capital reorganization, merger or sale if this Note had been converted immediately before such capital reorganization, merger or sale.

(k) ACS will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by ACS, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of this Note against impairment.

(l) Upon the occurrence of each adjustment or readjustment pursuant to any provision hereof, ACS at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

4. Reservation of Shares.  At all times while this Note shall be convertible into shares of common stock, ACS shall reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of this Note such number of its shares of such common stock as shall from time to time be sufficient to effect the conversion of this Note in full.  In the event that the number of authorized but unissued shares of such common stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, then in addition to such other remedies as shall be available to the Holder, ACS shall take such corporate action as may be necessary to increase its authorized but unissued shares of such common stock to such number of shares as shall be sufficient for such purpose.

5. Prepayment.  The Company may repay this Note, without penalty, in whole or in part upon twenty days written notice to the Note holder.

6. Security.

The Note will be secured by a second lien on the following property in Pueblo County, Colorado:
LOT 2 CYR SUB CONTG 2.791A, formerly 06-024-11-002

known as   152 East Industrial Boulevard,           Pueblo West,           CO          81007
                                       Street Address                           City                 State           Zip

Holder agrees that this Note will be subordinate to any loan (not to exceed $270,000) obtained by the Borrower for the purpose of buying the property described above.

7. Default.  At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder.
(a) The Company fails to make any payment of interest or principal on the date within 10 days after such payment becomes due and payable under this Note;

(b) The Company or ACS breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Note holder and the breach or default continues uncured for a period of five Business Days after the date on which notice of the breach or default is first given to the Company, or ten trading days after the Company becomes, or should have become aware of such breach or default;

(c) The Company or ACS files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company;

8. Default, Interest and Attorney Fees.  Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall be immediately due and payable, and the balance of the principal reaming unpaid will bear interest at 12% per year.  In the event of default, the Company agrees to pay all costs of collection including reasonable attorney’s fees.

9. Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants with the Holder as follows:

(a) Authorization; Enforceability.  All action on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Governmental Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Note.

(c) No Violation.  The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

(d) Covenants.  So long as any Note is outstanding the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

10. Assignment of Note.  This Note may not be assigned by Company.  The Note may be assigned by Holder with the express written consent of the Company.

11. Loss of Note.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

12. Non-Waiver.  No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note.  A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

13. Maximum Interest.  In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law.  If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit.  If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

14. Purpose of Loan.  Company certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

15. Waiver of Presentment.  Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof.  Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation.  Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

16. Governing Law.  As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note will be construed in accordance with the laws of the State of Colorado.

17. Arbitration.  Any controversy or claim arising out of, or relating to this Note, or the making, performance, or interpretation thereof, shall be settled by arbitration in Colorado Springs, Colorado in accordance with the rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

18. Binding Effect.  The term "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone as Company unless Holder has consented in writing to the substitution of another party as Company.

19. Relationship of Parties.  Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, Holder is acting hereunder as a lender only.

20. Severability.  Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

21. Amendment.  This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

22. Time of the Essence.  Time is of the essence for the performance of each and every obligation of Company hereunder.

23. Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

If to the Company:

ACS Colorado Corp.
                    7750 N. Union Blvd., Suite 201
Colorado Springs, CO 80920
ATTN: President

If to the Holder:

Marsha B. Torbet
555 Bear Paw Lane North
Colorado Springs, CO 80906

The Company or the Holder may change their address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section.  If the Company receives any notice pursuant to this Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Note.

IN WITNESS WHEREOF, the undersigned has executed this Note as of December 31, 2013.

ACS COLORADO CORP.

By: /s/ Christopher H. Taylor
       Christopher H. Taylor,
       Principal Financial Officer

ADVANCED CANNABIS SOLUTIONS, INC.

By: /s/ Christopher H. Taylor
       Christopher H. Taylor,
       Principal Financial Officer

ACS 8.5% Secured Note 12-31-13

NOTICE OF CONVERSION

The undersigned hereby elects to convert the 8.5% Secured Note of ACS Colorado Corp., (the “Company”) into shares of the common stock of Advanced Cannabis Solutions, Inc., according to the terms of the Note, as of the date written below.

Conversion calculations:
Date of Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock ____Yes____  No____

If yes, $ _________  of Accrued Interest to be converted.

Signature:        _____________________________

Name (Print):   _____________________________

Address:         _____________________________

                          _____________________________

                          _____________________________

ACS 8.5% Secured Note 12-31-13

ACS COLORADO CORP.

ASSIGNMENT OF 8.5% SECURED NOTE

(Form of Assignment to be Executed if Note Holder
Desires to Transfer all or part of 8.5% Secured Note)

FOR VALUE RECEIVED,   ________________________________________    hereby sells, assigns and transfers to _____________________________________________________ .
                                                                                                                                      (Please print name and address including zip code)

Please insert social security, federal tax
ID number or other identifying number:

 _______________________________

Check one:

☐	the attached Note, or
☐	$______ of the principal represented by the attached Note

Dated: ________________________________                         ____________________________________
                                                                                                                              Signature
                                                                                                                (Signature must conform in all respects
to name of holder as shown on the
face of the Note).

Note:	Any transfer or assignment of the Note is subject to compliance with the restrictions on transfer imposed by the terms of the Note.

ACS 8.5% Secured Note 12-31-13

SECOND DEED OF TRUST

THIS SECOND DEED OF TRUST is made this 31st day of December, 2013 between ACS Colorado Corp. (Borrower), whose address is 7750 N. Union Blvd., Suite 210, Colorado Springs, CO 80920, and the Public Trustee of the County in which the Property (see §1) is situated (Trustee); for the benefit of Marsha B. Torbet (Lender), whose address is 555 Bear Paw Lane North, Colorado Springs, CO  80906.

Borrower and Lender covenant and agree as follows:

1. Property in Trust.   Borrower, in consideration of the indebtedness herein recited and the trust herein created, hereby grants and conveys to Trustee in trust, with power of sale, the following legally described property located in the Pueblo County, Colorado:

LOT 2 CYR SUB CONTG 2.791A, formerly 06-024-11-002

Known as No.   152 East Industrial Boulevard,  Pueblo West,  CO    81007    (Property Address),
                                         Street Address                         City        State    Zip

Together with all its appurtenances (Property).

2. Note:  Other Obligations Secured.   This Deed of Trust is given to secure to Lender:

2.1 the repayment of the indebtedness evidenced by Borrower’s note (Note) dated December 31, 2013 in the principal sum of $170,000, with interest on the unpaid principal balance from December 31, 2013 until paid, at the rate of 8.5% per annum, with principal and interest payable at 2 North Cascade Ave., Suite 230, Colorado Springs, CO  80903, or such other place as Lender may designate, in monthly payments of $1,674.06, due on the 1st day of each month beginning February 1, 2014; such payments to continue until the entire indebtedness evidenced by said Note is fully paid; however, if not sooner paid, the entire principal amount outstanding and accrued interest thereon shall be due and payable on December 31, 2018; and Borrower is to pay to Lender a late charge of 10% of any payment not received  by Lender within five days after payment is due; and Borrower has the right to prepay the principal amount outstanding under said Note, in whole or in part, at any time without penalty;

2.2 the payment of all other sums, with interest thereon at 12% per annum, disbursed by Lender in accordance with this Deed of Trust to protect the security of this Deed of Trust;

2.3 the unpaid principal on this Note, at the rate of 12% per annum, until paid, if Borrower should be in default with respect to any amounts due on the Note, or defaults on any obligation of Borrower set forth in this Deed of Trust; and

2.4 the performance of the covenants and agreements of Borrower herein contained.

3. Title.   Borrower covenants that Borrower owns and has the right to grant and convey the Property, and warrants title to the same, subject to general real estate taxes for the current year, easements of record or in existence, and recorded declarations, restrictions, reservations and covenants, if any, as of this date.

4. Payment of Principal and Interest.   Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, and late charges as provided in the Note, and shall perform all of Borrower’s other covenants contained in the Note.

5. Application of Payments   All payments received by Lender under the terms hereof shall be applied by Lender first in payment of amounts due pursuant to §23 (Escrow Funds for Taxes and Insurance), then to amounts disbursed by Lender pursuant to §9 (Protection of Lender’s Security), and the balance in accordance with the terms and conditions of the Note.

6. Prior Mortgages and Deeds of Trust; Charges; Liens.   Borrower shall perform all of Borrower’s obligations under any prior deed of trust and any other prior liens.  Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may have or attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any, in the manner set out in §23 (Escrow Funds for Taxes and Insurance) or, if not required to be paid in such manner, by Borrower making payment when due, directly to the payee thereof.  Despite the foregoing, Borrower shall not be required to make payments otherwise required by this section if Borrower, after notice to Lender, shall in good faith contest such obligation by or defend enforcement of such obligation in legal proceedings which operate to prevent the enforcement of the obligation or forfeiture of the Property or any part thereof, only upon Borrower making all such contested payments and other payments as ordered by the court to the registry of the court in which such proceedings are filed.

7. Property Insurance.   Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire or hazards included within the term “extended coverage” in an amount at least equal to the lesser of (a) the insurable value of the Property, or (b) an amount sufficient to pay the sums secured by this Deed of Trust as well as any prior encumbrances on the Property.  All of the foregoing shall be known as “Property Insurance”.

The insurance carrier providing the insurance shall be qualified to write Property Insurance in Colorado and shall be chosen by Borrower subject to Lender’s right to reject the chosen carrier for reasonable cause.  All insurance policies and renewals thereof shall include a standard mortgage clause in favor of Lender, and shall provide that the insurance carrier shall notify Lender at least ten (10) days before cancellation, termination or any material change of coverage.  Insurance policies shall be furnished to Lender at or before closing.  Lender shall have the right to hold the policies and renewals thereof.

In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender.  Lender may make proof of loss if not made promptly by Borrower.

Insurance proceeds shall be applied to restoration or repair of the Property damages, provided said restoration or repair is economically feasible and the security of this Deed of Trust is not thereby impaired.  If such restoration or repair is not economically feasible or if the security of this Deed of Trust would be impaired, the insurance proceeds shall be applied to the sums secured by this Deed of Trust, with the excess, if any, paid to Borrower.  If the Property is abandoned by Borrower, of if Borrower fails to respond to Lender within 30 days from the date notice is given in accordance with §16 (Notice) by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds, at Lender’s option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in §4 (Payment and Principal and Interest) and §23 (Escrow Funds for Taxes and Insurance) or change the amount of such installments.  Notwithstanding anything herein to the contrary, if under §18 (Acceleration; Foreclosure; Other Remedies) the Property is acquired by Lender, all right, title and interest of Borrower in and to any insurance policies and in and to the proceeds thereof resulting from damage to the Property prior to the sale or acquisition shall pass to Lender to the extent of the sums secured by this Deed of Trust immediately prior to such sale or acquisition.

All of the rights of Borrower and Lender hereunder with respect to insurance carriers, insurance policies and insurance proceeds are subject to the rights of any holder of a prior deed of trust with respect to said insurance carriers, policies and proceeds.

8. Preservation and Maintenance of Property.   Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Deed of Trust is on a leasehold.  Borrower shall perform all of Borrower’s obligations under any declarations, covenants, by-laws, rules or other documents governing the use, ownership or occupancy of the Property.

9. Protection of Lender’s Security.   Except when Borrower has exercised Borrower’s rights under §6 above, if Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if a default occurs in a prior lien, or if any action or proceeding is commenced which materially affects Lender’s interest in the Property, then Lender, at Lender’s option, with notice to Borrower if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Lender’s interest, including, but not limited to:

9.1 any general or special taxes or ditch or water assessments levied or accruing against the Property;

9.2 the premiums on any insurance necessary to protect any improvements comprising a part of the Property;

9.3 sums due on any prior lien or encumbrance on the Property;

9.4 if the Property is a leasehold or is subject to a lease, all sums due under such lease;

9.5 the reasonable costs and expenses of defending, protecting, and maintaining the Property and Lender’s interest in the Property, including repair and maintenance costs and expenses, costs and expenses of protecting and securing the Property, receiver’s fees and expenses, inspection fees, appraisal fees, court costs, attorney fees and costs, and fees and costs of an attorney in the employment of Lender or holder of the certificate of purchase;

9.6 all other costs and expenses allowable by the evidence of debt or this Deed of Trust; and

9.7 such other costs and expenses which may be authorized by a court of competent jurisdiction.

Borrower hereby assigns to Lender any right Borrower may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

Any amounts disbursed by Lender pursuant to this §9, with interest thereon, shall become additional indebtedness of Borrower secured by this Deed of Trust.  Such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof, and Lender may bring suit to collect any amounts so disbursed plus interest specified in §2.2 (Note: Other Obligations Secured).  Nothing contained in this §9 shall require Lender to incur any expense or take any action hereunder.

10. Inspection.   Lender may make or cause to be made, reasonable entries upon and inspection of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefore related to Lender’s interest in the Property.

11. Condemnation.  The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender as herein provided.  However, all of the rights of Borrower and Lender hereunder with respect to such proceeds are subject to the rights of any holder of a prior deed of trust.

In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Deed of Trust with the excess, if any, paid to Borrower.  In the event of a partial taking of the Property, the proceeds remaining after taking out any part of the award due any prior lien holder (net award) shall be divided between Lender and Borrower, in the same ratio as the amount of the sums secured by this Deed of Trust, immediately prior to the date of taking bears to Borrower’s equity in the Property immediately prior to the date of taking.  Borrower’s equity in the Property means the fair market value of the Property, less the amount of sums secured by both this Deed of Trust, and all prior liens (except taxes) that are to receive any of the award, all at the value immediately prior to the date of taking.

If the Property is abandoned by Borrower or if, after notice by Lender to Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date such notice is given, Lender is authorized to collect and apply the proceeds, at Lender’s option, either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

Any such application of proceeds to principal shall not extend or postpone the due date of the installments referred to in §4 (Payment of Principal and Interest) and §23 (Escrow Funds for Taxes and Insurance) nor change the amount of such installments.

12. Borrower not Released.  Extension of the time for payment or modification of amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest to Borrower shall not operate to release, in any manner, the liability of the original Borrower, nor Borrower’s successors in interest, from the original terms of this Deed of Trust.  Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason for any demand made by the original Borrower nor Borrower’s successors in interest.

13. Forbearance by Lender Not a Waiver.   Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

14. Remedies Cumulative.   Each remedy provided in the Note and this Deed of Trust is distinct from and cumulative to all other rights or remedies under the Note and this Deed of Trust, or afforded by law or equity, and may be exercised concurrently, independently or successively.

15. Successors and Assigns Bound; Joint and Several Liability; Captions.   The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of §24 (Transfer of the Property; Assumption).  All covenants and agreements of Borrower shall be joint and several.  The captions and headings of the sections in this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

16. Notice.   Except for any notice required by law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be in writing and shall be given and be effective upon (1) delivery to Borrower, or (2) mailing such notice by first class U.S. mail, addressed to Borrower at Borrower’s address stated herein or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be in writing and shall be given and be effective upon (1) delivery to Lender, or (2) mailing such notice by first class U.S. mail, to Lender’s address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein.  Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in any manner designated herein.

17. Governing Law; Severability.  The Note and this Deed of Trust shall be governed by the law of Colorado.  In the event that any provision or clause of this Deed of Trust or the Note conflicts with the law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provisions, and to this end the provisions of the deed of Trust and Note are declared to be severable.

18. Acceleration; Foreclosure; Other Remedies.  Except as provided in §24 (Transfer of the Property; Assumption), upon borrower’s breach of any covenant or agreement of Borrower in this Deed of Trust, or upon any default in a prior lien upon the Property (unless Borrower has exercised Borrower’s rights under §6 above), at Lender’s option, all of the sums secured by this Deed of Trust shall be immediately due and payable (Acceleration).  To exercise this option, Lender may invoke the power of sale and any other remedies permitted by law.  Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this Deed of Trust, including, but not limited to, reasonable attorney’s fees.

If Lender invokes the power of sale, Lender shall give written notice to Trustee of such election.  Trustee shall give such notice to Borrower of Borrower’s rights as is provided by law.  Trustee shall record a copy of such notice and shall cause publication of the legal notice as required by law in a legal newspaper of general circulation in each county in which the property is situated, and shall mail copies of such notice of sale to Borrower and other persons as prescribed by law.  After the lapse of such time as may be required by law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place (which may be on the Property or any part thereof as permitted by law) in one or more parcels as Trustee may think best and in such order as Trustee may determine.  Lender or Lender’s designee may purchase the Property at any sale.  It shall not be obligatory upon the purchaser at any such sale to see the application of the purchase money.

Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee’s and attorney’s fees and costs of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled thereto.

19. Borrower’s Right to Cure Default.  Whenever foreclosure is commenced for non-payment of any sums due hereunder, the owners of the Property or parties liable hereon shall be entitled to cure said defaults by paying all delinquent principal and interest payments due as of the date of cure, costs, expenses, late charges, attorney’s fees and other fees all in the manner provided by law.  Upon such payment, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as though no Acceleration had occurred, and the foreclosure proceedings shall be discontinued.

20. Assignment of Rents; Appointment of Receiver; Lender in Possession.  As additional security hereunder, Borrower hereby assigns to Lender the rents of the Property; however, Borrower shall, prior to Acceleration under §18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

Lender or the holder of the Trustee’s certificate of purchase shall be entitled to a receiver for the Property after Acceleration under §18 (Acceleration; Foreclosure; Other Remedies), and shall also be so entitled during the time covered by foreclosure proceedings and the period of redemption, if any; and shall be entitled thereto as a matter of right without regard to the solvency or insolvency of Borrower or of the then owner of the Property, and without regard to the value thereof.  Such receiver may be appointed by any Court of competent jurisdiction upon ex parte application and without notice; notice being hereby expressly waived.

Upon Acceleration under §18 (Acceleration; Foreclosure; Other Remedies) or abandonment of the Property Lender, in person, by agent or by judicially-appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property, including those past due.  All rents collected by Lender or the receiver shall be applied first, to payment of the costs of preservation and management of the Property, second, to payments due upon prior liens, and then to the sums secured by this Deed of Trust.  Lender and the receiver shall be liable to account only for those rents actually received.

21. Release.  Upon payment of all sums secured by this Deed of Trust, Lender shall cause Trustee to release this Deed of Trust and shall produce for Trustee the Note.  Borrower shall pay all costs of recordation and shall pay the statutory Trustee’s fees.  If Lender shall not produce the Note as aforesaid, then Lender, upon notice in accordance with §16 (Notice) from Borrower to Lender, shall obtain, at Lender’s expense, and file any lost instrument bond required by Trustee or pay the cost thereof to effect the release of this Deed of Trust.

22. Waiver of Exemptions.  Borrower hereby waives all right of homestead and any other exemption in the Property under state or federal law presently existing or hereafter enacted.

23. Subordination. Lender agrees that this Deed of Trust will be subordinate to any lien created by the Borrower to secure the payment of a loan (not to exceed $270,000) obtained by the Borrower for the purpose of buying the Property.

24. Borrower’s Copy.  Borrower acknowledges receipt of a copy of the Note and this Deed of Trust.

EXECUTED BY BORROWER

ACS COLORADO CORP.

By: /s/ Christopher H. Taylor
       Christopher H. Taylor,
       Principal Financial Officer

ACS 2nd Deed of Trust 12-31-13